FEDERAL HOME LOAN BANK OF INDIANAPOLIS

Building Partnerships. Serving Communities.

2011 Regional Member Meeting

FHLBI Update

presented by

Milton J. Miller
President - CEO

Agenda

- FHLBI Results
- Overview of 12 FHLBanks
- Public Policy Update

Income

$ in millions

	Six Months Ended 6/30/2011	Six Months Ended 6/30/2010	% Change 2010 to 2011
Net Interest Income*	$114	$118	-3%
Other Income (Loss), Net**	(26)	(68)	62%
Other Expenses			
OF & FHFA	3	2	53%
Other	24	21	18%
Income Before Assessments	61	27	125%
Assessments			
AHP	6	3	99%
REFCORP	11	5	125%
Total Assessments	17	8	115%
Net Income	$44	$19	129%

*After provision for credit losses

**Primarily OTTI credit losses

Private-label MBS

Unpaid Principal Balance


$ in billions
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
1Q 2Q 3Q 4Q
2008
1Q 2Q 3Q 4Q
2009
1Q 2Q 3Q 4Q
2010
1Q 2Q
2011

Private-label MBS


Amortized Cost vs. Fair Value
$ in millions
$0
-$100
-$200
-$300
-$400
-$500
-$600
-$700
-$800
1Q
2Q
3Q
4Q
2008
1Q
2Q
3Q
4Q
2009
1Q
2Q
3Q
4Q
2010
1Q
2Q
2011

FHLBI Dividend vs. LIBOR



6%
5%
4%
3%
2%
1%
0%
3-mo. LIBOR
Dividend
1Q 2Q 3Q 4Q
2007
1Q 2Q 3Q 4Q
2008
1Q 2Q 3Q 4Q
2009
1Q 2Q 3Q 4Q
2010
1Q 2Q
2011

Dividend vs. 3-month LIBOR



2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
-0.5%
-1.0%
-1.5%
1Q 2Q 3Q 4Q
2007
1Q 2Q 3Q 4Q
2008
1Q 2Q 3Q 4Q
2009
1Q 2Q 3Q 4Q
2010
1Q 2Q
2011

Retained Earnings

$ in millions



$450
$375
$300
$225
$150
$75
$0
$286
$328
$334
$349
$373
$351
$396
$427
$437
$451
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2Q
2009
2010
2011

FHLBI Excess Stock Repurchases

November 2010	$249 million
June 2011	$248 million

- Aligns capital with size of Bank
- Demonstrates confidence
- Allows members to redeploy funds
- Impacts ROE

Total FHLBI Member Advances *(at par)*


$ in billions
$30
$25
$20
$15
$10
$5
$0
2004
2005
2006
2007
2008
2009
2010
2011 Q2

Total FHLBI Member Advances by Member Type *(at par)*



$ in billions
Banks
Thrifts
Credit Unions
Insurance Companies
$20
$15
$10
$5
$0
National City
Bank of America
Fifth Third
2004
2005
2006
2007
2008
2009
2010
2011-Q2

Total FHLBI Member Advances by Member Type *(at par)*



$ in billions
Banks
Thrifts
Credit Unions
Insurance Companies
$30
$25
$20
$15
$10
$5
$0
2004
2005
2006
2007
2008
2009
2010
2011-Q2

Advances Summary

- **Significant growth prospects for insurance companies**
- **Reduced exposure to large multidistrict holding companies**
- **Cyclical transition expected for depositories**
  - Government monetary policy
  - Economic growth and loan demand

MPP Balance

Outstanding $ in billions



$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$7.0
$6.7
$6.5
$6.7
$6.5
$6.3
2010
2011

MPP Advantage Outstanding Monthly Balance

$ in millions



$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$6
$29
$48
$75
$92
$114
$136
$159
Dec
Jan
Feb
Mar
Apr
May
June
July
2010
2011

MPP Delinquency



Conventional Mortgages
90+ days including foreclosures
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
FHLBI
Fannie
Freddie
2009
2010
Thru June 2011

MPP Summary

- Active member participation
- Maintaining prudent underwriting standards
- MPP Advantage growing
- Selective bulk purchases

Return on Average Equity

June 30 YTD annualized


8.0
6.0
4.0
2.0
0.0
-2.0
-4.0
-6.0
-8.0
%
5.5%
5.1%
4.5%
4.5%
4.4%
3.3%
2.7%
2.3%
2.0%
1.8%
0.8%
-6.3%
2.8%
TOP
NY
CIN
IND
CHI
DM
BOS
ATL
DAL
SF
PIT
SEA
SYS

FHLBI & System - Advances Trends

$ in billions



$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
System
FHLBI
$35
$30
$25
$20
$15
$10
2006
2007
2008
2009
2010
2011

Change in Member Advances



SYS
DAL
SEA
ATL
SF
PIT
TOP
NY
BOS
DM
CIN
CHI
IND
0%
-5%
-10%
-15%
-20%
-25%
-9.9%
-23.4%
-18.1%
-13.8%
-10.7%
-10.3%
-8.8%
-8.1%
-6.5%
-4.1%
-3.7%
-1.9%
-1.6%

Note: YTD June 2011



Retained Earnings Less Unrealized Losses on PLMBS
as of March 31, 2011
2.0%
1.6%
1.2%
0.8%
0.4%
0.0%
-0.4%
-0.8%
-1.2%
-1.6%
Retained Earnings / Total Assets
Retained Earnings less Unrealized Losses on PLMBS / Total Assets
DAL
DM
CHI
IN
TOP
NY
CIN
ATL
PIT
SF
BOS
SEA

Regulatory Capital Impact of Unrealized Losses on PLMBS

as of March 31, 2011


10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Regulatory Capital Ratio
Regulatory Capital Less Unrealized Losses on PLMBS
Minimum Capital Requirement
BOS
NY
PIT
ATL
CIN
IN
CHI
DM
DAL
TOP
SF
SEA

*Chicago has not yet adopted Capital Plan per Gramm-Leach-Bliley

FHLB System Summary

- PLMBS are declining but remain a concern
- Advance demand is weak

However,

- Capital is strong
- Exceeds regulatory requirements even after any potential reductions for current PLMBS
- System earned $604M in first half of 2011

REFCORP Obligation Ends

- **20% of earnings to pay off bonds issued in 1989 to recapitalize deposit insurance fund**
- **Fulfilled obligation in second quarter 2011**
- **Joint Capital Enhancement Agreement**
  - Directs 20% of net income to restricted retained earnings account
  - Allocation continues until balance equals 1% of average outstanding consolidated obligations

Agreement Benefits

- Builds retained earnings and enhances capital
- Provides additional protection for members' capital stock investment
- Bolsters strength of joint and several
- Increases AHP funding

FHLB Membership ANPR

- Restrictions on insurance company membership and additional depository reporting requirements
- 136 comment letters filed
- Demonstrates value of member engagement and advocacy by trades
- Appreciate your support

S&P Downgrade

- U.S. government downgraded to AA+ with negative outlook on Aug. 5
- As GSEs, our rating impacted by U.S. government rating
- 10 of 12 FHLBanks and System COs downgraded to AA+ with negative outlook on Aug. 8
- To date, no material adverse impact on funding access or direct costs

Moody's Investor Services affirmed U.S. government and FHLB ratings at Aaa with negative outlook on Aug. 2nd

GSE Reform – Fannie & Freddie

- **February 2011 Administration white paper**
  - Restructure Fannie and Freddie
  - Restrict member holding companies to one FHLBank
  - Advances to large banks should be limited
  - Reduce investment portfolios

Summary

- Strong regulatory capital position
- Growing retained earnings
- Dividends well above LIBOR
- Fulfilling mission
- Maintaining high level of customer service and product innovation

Questions?

Safe Harbor Statement

This presentation contains forward-looking statements concerning plans, objectives, goals, strategies, future events or performance, which are not statements of historical fact. The forward-looking statements contained in this release reflect our current beliefs and expectations. Actual results or performance may differ materially from what is expressed in the forward-looking statements. You are referred to the documents filed by us with the SEC, specifically reports on Form 10-K and Form 10-Q including risk factors that could cause actual results to differ from forward-looking statements. These reports are available at www.sec.gov. The financial information contained within this presentation is unaudited.

FHLBI